UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2011

CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

United States	001-34889	58-2659667
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1233 O. G. Skinner Drive, West Point, Georgia		31833
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (706) 645-1391

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01Other Events

On August 23, 2011, the Board of Directors of Charter Financial Corporation approved a quarterly cash dividend of $0.05 per share. The dividend is payable on September 29, 2011 to stockholders of record on September 13, 2011. A press release announcing the details of the declaration is filed herewith as Exhibit 99.1.

First Charter, MHC, majority stockholder of Charter Financial Corporation has waived the right to receive most of its portion of the dividend, based on action of its Board of Directors.  Accordingly, the dividend is expected to be paid only on the 10,181,048 shares owned by stockholders of Charter Financial Corporation.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits.

99.1 Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION
(Registrant)

Date: August 25, 2011	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Senior Vice President and Chief Financial Officer